Exhibit 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Stephen C.  Miller, President of First Financial Fund, Inc.  (the “Registrant”), certify that:

1.      The Form N-CSR of the Registrant  (the “Report”) fully complies with the  requirements  of  Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.      The  information contained in the Report  fairly presents,  in all material respects, the financial condition and results of operations of the Registrant.

Date	6/7/2007	/S/ STEPHEN C. MILLER
Stephen C. Miller, President
(Principal Executive Officer)

I, Carl D. Johns, Vice President and Treasurer of First Financial Fund, Inc. (the “Registrant”), certify that:

1.      The Form N-CSR of the Registrant  (the “Report”) fully complies with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.      The  information  contained in the Report  fairly  presents,  in all material respects, the financial condition and results of operations of the Registrant.

Date:	6/7/2007	/S/ CARL D. JOHNS
Carl D. Johns, Vice President and Treasurer
(Principal Financial Officer)